                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 21, 2005

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                   Delaware                                       22-3410353
         (State or other jurisdiction                          (I.R.S. Employer
      of incorporation or organization)                      Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

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[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

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[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

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[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On March 18, 2005, Suburban Propane Partners, L.P. (the "Partnership"), issued a press release (the "Press Release") announcing that it has priced its previously-announced add-on private offering of senior notes and that it had entered into an amendment (the "Amendment") to its existing bank credit facility to provide, among other things, for the availability of a new five-year $125 million term loan

facility. Concurrently with the pricing and the Amendment, the Partnership delivered an irrevocable prepayment notice to the holders of $340 million outstanding senior notes of its direct subsidiary, Suburban Propane, L.P. (the
"Operating Partnership"). A copy of the Press Release has been furnished as
Exhibit 99.1 to this Current Report.

The Partnership intends to use approximately $248 million of expected net proceeds from the offering of the $250 million in senior notes, together with the $125 million in borrowings under the new term loan facility and cash on hand, as necessary, to redeem all of the outstanding aggregate principal amount under the Operating Partnership's 7.54% senior notes due 2011 and the 7.37%
senior notes due 2012, including accrued interest and prepayment premiums. The prepayment premium will be calculated based, in part, on the U.S. Treasury Rate on March 29, 2005. Applying U.S. Treasury Rates as of March 17, 2005, the
estimated prepayment premium would be $33.6 million. Under the computation methodology, as U.S. Treasury Rates increase the prepayment premium will decline. Closing of the $250 million senior notes offering and the availability under the new term loan facility are subject to customary closing conditions and, together with the optional redemption and the prepayment premium, is scheduled to occur on March 31, 2005. Estimated fees and expenses associated with the foregoing are $2.7 million.

     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1     Press Release of Suburban Propane Partners, L.P. dated March 18,
              2005, announcing that it has priced its previously-announced add-on private offering of senior notes and issued an irrevocable prepayment notice to the holders of $340 million outstanding senior notes of its direct subsidiary, Suburban Propane, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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March 21, 2005                          SUBURBAN PROPANE PARTNERS, L.P.
                                        By: /s/ Janice G. Sokol
                                        -----------------------
                                        Name: Janice G. Sokol
                                        Title: Vice President, General Counsel
                                        and Secretary

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EXHIBITS

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Exhibit No.         Exhibit
99.1                Press Release of Suburban Propane Partners, L.P. dated
                    March 18, 2005, announcing that it has priced its
                    previously-announced add-on private offering of senior notes and issued an irrevocable prepayment notice to the holders of $340 million outstanding senior notes of its direct
                    subsidiary, Suburban Propane, L.P.

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